Exhibit 10.2

Addendum to Consulting Agreement with Steven Dong

                              Hart Industries, Inc.
                        4695 MacArthur Court, Suite 1450
                         Newport Beach, California 92660
                            Telephone (949) 833-2094

                                 October 1, 2000


Mr. Steven Dong
6211 Seashore Drive
Newport Beach, CA  92663


Dear Mr. Dong:

The purpose of this letter is to document the changes to your consulting agreement with Hart Industries, Inc. (the "Company"). In consideration for 15,000 shares of the Company's common stock, you have agreed to complete the transition of responsibilities to the Company's Chief Financial Officer, Mr. Jon
L. Lawver, in a timely manner. Following the brief transition, neither you nor the Company will have any responsibilities to one another.

                                Very truly yours,


                                /s/ Fred G. Luke
                                    Fred G. Luke
                                    President


Approved and Agreed



/s/ Steven Dong
    Steven Dong